UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        November 2, 2018

U.S. Xpress Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-38528	62-1378182
(Commission File Number)	(I.R.S. Employer Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of Principal Executive Offices)	(Zip Code)

(423) 510-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2018, U.S. Xpress Enterprises, Inc. (the “Company”) announced the appointment of Matt Herndon as Chief Operating Officer, effective November 5, 2018.

Mr. Herndon, 46, has been in the trucking business for nearly 30 years, having most recently held the position of Chief Operating Officer at P.A.M. Transport Inc. (“P.A.M.”), the primary operating subsidiary of P.A.M. Transportation Services, Inc., from August 2015 to November 2018. From October 2009 to August 2015, Mr. Herndon served as Vice President of Operations at P.A.M. Prior to this role, Mr. Herndon served in various leadership roles within P.A.M.

In connection with his appointment, the Compensation Committee of the Company’s Board of Directors approved compensation for Mr. Herndon as follows:

•          an annualized base salary of $325,000;
•          a one-time sign-on cash bonus of $270,000, subject to certain continuous employment and recoupment provisions;
•          a one-time sign-on equity award of restricted shares equivalent to $325,000, vesting in five equal annual installments beginning on November 5, 2019;
•          participation in the Company’s short-term cash incentive plan, with a target of 70% of prorated base salary for 2018, depending upon performance relative Company goals;
•          participation in the Company’s long-term equity incentive plan starting in 2019; and
•          upon termination by the Company without “Cause” (as defined in Mr. Herndon’s employment and noncompetition agreement), one year of salary continuation, subject to certain customary obligations, including compliance with noncompetition, nonsolicitation, and confidentiality obligations.

Mr. Herndon also agreed to certain noncompetition, nonsolicitation, and confidentiality obligations. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Mr. Herndon’s employment and noncompetition agreement, a copy of which will be filed with the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

There is no arrangement or understanding between Mr. Herndon and any other person pursuant to which Mr. Herndon was appointed Chief Operating Officer. There are no transactions in which Mr. Herndon has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On November 2, 2018, the Company also announced that Lisa Quinn Pate, the Company’s Chief Administrative Officer, will retire as an employee of the Company in mid-2019.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99	Press release issued by the Company on November 2, 2018

The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 5.02 and 9.01 of this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by the forward-looking statements.  Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Xpress Enterprises, Inc.
(Registrant)

Date: November 8, 2018	By:	/s/ Eric A. Peterson
Eric A. Peterson
Chief Financial Officer, Treasurer, and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	Press release issued by the Company on November 2, 2018